                  ASSIGNMENT OF CONTRACTS AND ANCILLARY RIGHTS

                  THIS ASSIGNMENT OF CONTRACTS AND ANCILLARY RIGHTS (this "Assignment") is made as of this 30th day of October, 1998 by JAZZ CASINO COMPANY, L.L.C., a Louisiana limited liability company (the "Assignor") in favor of HARRAH'S OPERATING COMPANY, INC., a Delaware corporation, and HARRAH'S ENTERTAINMENT, INC., a Delaware corporation (together, the "Assignees").


                                    RECITALS

         A. The Assignees have agreed to guarantee performance by the Assignor of certain obligations to construct a casino facility in the City of New Orleans, which guarantees, together with any substitutions and replacements thereof or modifications thereto, are hereinafter referred to as the "Completion Guarantees".

         B. The obligations of the Assignor to the Assignees in connection with the Completion Guarantees (together with certain other obligations) are evidenced by that certain Amended and Restated Completion Loan Agreement among the Assignor and the Assignees, dated of even date herewith (the "Completion Loan Agreement").

         C. It is a condition precedent to the willingness of the Assignees to agree to the Completion Guarantees that, among other things, the Assignor shall have executed and delivered to the Assignees this Assignment.


                                    AGREEMENT

                  NOW, THEREFORE, in consideration of willingness of the Assignees to agree to the Completion Guarantees and the mutual premises and agreements contained herein and described in the Completion Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor and the Assignees hereby agree that:

         1. Assignment. For the purpose of performing demolition and construction obligations of the Assignor under the General Development Agreement (as defined in the Completion Loan Agreement) for the Casino (as defined in the Completion Loan Agreement) and the Completion Guarantees, the Assignor hereby assigns, sets over, transfers and delivers to the Assignees all of the Assignor's right, title and interest in and to the following items of property (collectively, the "Property"):

                  (a) any and all contracts and agreements executed by the Assignor relating to the design, construction, development, financing, equipping, or opening of the Casino described on Exhibit "I" attached hereto and by this reference incorporated herein, collectively, as heretofore or hereafter modified, amended or supplemented, the "Contracts"), including any and all rights to receive and demand payments or to receive and compel performance under the Contracts and any rights to terminate the Contracts;

                  (b) any and all permits, consents, licenses and other governmental or other authorizations or approvals now or hereafter issued relating to the Contracts but specifically excluding the Casino Operating Contract (as defined in the Completion Loan Agreement);

                  (c) all lien payment bonds and performance bonds for the Casino and all proceeds thereof;

                  (d) all plans and specifications for the Casino;

                  (e) all policies of insurance for the Casino;

                  (f) all revenues from the Casino, excluding the Minimum Payment and the State's Interest in Daily Collections (each as defined in the Casino Operating Contract); and

                  (g) any and all causes of action, claims, rights or demands in favor of the Assignor arising out of or based upon the Contracts or the Casino, whether now existing or hereafter arising.

         2. License Back. Notwithstanding the assignment contained in Section 1 hereof, the Assignees hereby grant to the Assignor a license of all of the rights conveyed by the Assignor to the Assignees pursuant to Section 1 hereof, specifically excepting the rights, other than in the ordinary course of business, prior to the occurrence of a Flip Event (as defined in the Restated Certificate of Incorporation of JCC Holding Company as of the date hereof) or after the occurrence of a Cure Event (as defined in the Restated Certificate of Incorporation of JCC Holding Company as of the date hereof) in respect of any uncured Flip Events, to (a) waive or release any person or entity from the observance or performance of any obligation to be performed under the terms of any of the Contracts or other Property, (b) waive or release any person or entity from liabilities arising out of the Contracts or other Property, including, without limitation, liabilities based upon any warranty given in any of the Contracts or other Property, or (c) terminate any of the Contracts or other Property. Such license from the Assignees to the Assignor is based on the Assignor's skills, experience, and expertise in casino development, is personal to the Assignor and may not be assigned by the Assignor to any trustee or successor of the Assignor.

         3. Substitution in Contracts. The license conveyed by the Assignees to the Assignor pursuant to Section 2 hereof shall be revocable as to any one or more of the assigned Contracts by and at the option of the Assignees by the giving of one or more notices to the Assignor (such event being hereinafter referred to as a "Revocation Event"), and upon the giving of such notice, as to any such Contracts to which notice has been given:

                  (a) the Assignees shall become the owner of the Property with the full power and authority to exercise all rights, privileges and powers of the Assignor under the Property;

                  (b) the Assignees shall have the power in place of the Assignor to receive all income and performance due under such Contracts and with respect to the other Property, including, without limitation, the right to seek payment or performance under any lien payment bonds, performance bonds, or both;

                  (c) the Assignees shall automatically become substituted and subrogated in and to all of the rights, actions, liens, privileges, and causes of action the Assignor has or enjoys or may have or enjoy under or with respect to such Contracts and with respect to the other Property;

                  (d) the Assignees shall automatically have the right in place of the Assignor to make any requests, give any notices, or take any actions with respect to any disbursements of funds in respect of the Term Loans, the Revolving Loan, the New Bonds and the New Contingent Bonds , the Subordinated Loan, and the Convertible Junior Subordinated Debentures (each as defined in the Completion Loan Agreement);

                  (e) the Assignees shall have the right in place of the Assignor to pursue, receive and administer any proceeds thereof, settle or take any action in respect of any construction related insurance and surety bond claims;

                  (f) the Assignees shall have the right in place of the Assignor to exercise any rights of termination in any of such Contracts; and

                  (g) the Assignees shall have the right in place of the Assignor to pursue, receive and administer any proceeds thereof, settle or take any action in respect of any condemnation claims relating to the Casino.

         4. Notification of Contracting Parties; Performance In Favor of Assignees. Following the occurrence of a Revocation Event, the Assignees may notify the parties to the Contracts and other Property (other than the Assignor) or any other third party obligor, defendant or other party which may owe payment or performance to the Assignor under any judgment, settlement, claim, suit, obligation, liability or other amount, whether or not reduced to judgment: (i) of the existence of this Assignment; and (ii) that any payments or performance due and owing to the Assignor by such parties, obligor, defendant or other party relating to the Property should be made to the Assignees. Upon receipt of written notice from the Assignees as aforesaid, the parties to the Contracts and other Property (other than the Assignor) are hereby expressly and irrevocably authorized and directed to pay any and all amounts and perform any duties, liabilities or obligations due to the Assignor pursuant to any of the Contracts or other Property, to and for the Assignees or such nominee as the Assignees may designate in such notice. Each of the parties to the Contracts or other Property shall have no duty to inquire or investigate as to whether the Assignees have revoked the license or whether the Assignor is the rightful owner, and no such party shall be liable to the Assignor or its successors and assigns for acting on the Assignees' notification as provided in this Section 4.

         5. Non-Liability of Assignees. Acceptance by the Assignees of this Assignment shall not bind the Assignees, their respective agents, employees, successors, or assigns to perform or carry out any of the obligations of the Assignor under any of the Contracts or other Property and the Assignees do not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of the Assignor under any of the Contracts or other Property.

         6. Representations, Warranties and Covenants. The Assignor hereby represents, warrants, covenants and agrees as follows:

                  (a) The Assignor shall execute, whenever requested by the Assignees, whatever statements, documents or instruments may be deemed necessary or advisable by the Assignees to perfect or evidence this Assignment or the revocation of the license. Any such statements, documents or instruments shall be in such form and contain such information as the Assignees, in their sole discretion, deems necessary or desirable in order to afford full and complete evidence and notice of the assignment of the Property or the revocation of the license, as the case may be.

                  (b) The Assignor is the sole owner of the Property, and, except for liens in favor of the holder of the State Guarantor First Mortgage, the lenders of the Term Loans and Revolving Loan, the trustee of the New Bonds and New Contingent Bonds, the Assignees and any lenders who have subordinated their lien and interest to the rights of the Assignees hereunder pursuant to a subordination agreement satisfactory to the Assignees, it has not, and in the future will not have, executed any other assignment or any collateral assignment, security agreement or pledge or otherwise sold, collaterally assigned or created a security interest in any of the Property (or any part thereof), and it has not and shall not perform any act or execute any other instruments that might prevent the Assignees from fully exercising its rights under any of the terms, covenants and conditions of this Assignment.


                  (c) The Contracts and other Property are valid and enforceable in accordance with their terms and have not been altered, modified, amended, terminated, or renewed, nor have any of the terms and conditions thereof been waived in any manner whatsoever, except as disclosed to the Assignees in writing.

                  (d) To the best of its knowledge, there are no defaults now existing under any of the Contracts or other Property and there exists no state or facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Contracts or other Property, and the Assignor will fulfill, perform, and observe each and every material condition and covenant of each of the Contracts and other Property to be fulfilled, performed or observed by the Assignor. The Assignor will give prompt notice to the Assignees of any notice or claim of default under any of the Contracts and other Property given to the Assignor, or given by the Assignor, together with a complete copy of the notice or claim of default and a written explanation of the alleged basis therefore.

                  (e) Until any revocation of the license back to the Assignor, the Assignor will, at its sole cost and expense, enforce the performance and observance of each and every covenant and condition in each of the Contracts and other Property to be performed or observed.

                  (f) Both prior and subsequent to any revocation of the license back to the Assignor, the Assignor, at its sole cost and expense, will appear in and defend any litigation growing out of or in any manner connected with any of the Contracts and other Property or with respect to any of the obligations and liabilities of the Assignor thereunder.

         7. No Waiver of Secured Obligations. The Assignor shall remain liable to the Assignees for payment and performance of all obligations under the Completion Loan Agreement and shall pay and perform the same immediately, to the Assignees notwithstanding this Assignment by the Assignor to the Assignees.

         8. Performance of Assignor's Obligations Under the Contracts and Other Property. Upon any revocation of the license back to the Assignor, the Assignees may, at their option, perform any term, condition or covenant of any of the Contracts and other Property for and on behalf of the Assignor and may act on behalf of the Assignor in seeking any consents, assignments, approvals or modifications of the Casino Operating Contract from the LGCB, and any monies expended in so doing any of the aforesaid shall be chargeable to the Assignor as an amount advanced pursuant to the Completion Loan Agreement; however, the Assignor agrees that this Assignment shall not obligate the Assignees, their respective agents, employees, successors and assigns to perform of any of the terms and conditions of any of the Contracts and other Property or to perform or discharge of any obligations of the Assignor under any of the Contracts or other Property.

         9. Notices. Any notice or communication required or permitted to be given hereunder shall be given in writing, sent by (a) personal delivery, (b) expedited delivery service with proof of delivery, (c) registered or certified United States mail, postage prepaid, or (d) telegram, telex, or facsimile transmission addressed to the appropriate party as follows:

                  To Assignor:       Jazz Casino Company, L.L.C.
                                     512 South Peters Street
                                     New Orleans, Louisiana 70130
                                     Phone:  (504) 533-6538
                                     Fax:  (504) 533-6100

                                     Attn:  President

                  To Assignees:      Harrah's Entertainment, Inc.
                                     Harrah's Operating Company, Inc.
                                     1023 Cherry Road
                                     Memphis, Tennessee  38117
                                     Phone: (901) 762-8724
                                     Fax: (901) 537-3039

                                     Attention:  General Counsel

                                     with a copy to the Corporate Secretary
                                     at the same address
or to such other address or facsimile number or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of telegram, telex or facsimile, upon receipt.

         10. No Waiver. Neither the Assignees' acceptance of partial or delinquent payment nor any forbearance, failure or delay by the Assignees in exercising any right, power or remedy hereunder shall be deemed a waiver of any obligation of the Assignor or of any right, power or remedy of the Assignees or preclude any other or further exercise thereof; and no single or partial exercise of any right, power or remedy hereunder shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

         11. Severability. If any provision of this Assignment is rendered or declared invalid, illegal or unenforceable by reason of any existing or subsequently enacted legislation or by a judicial decision which shall have become final or by lack of authorization or authority of the Assignees, all of the remaining provisions shall remain in full force and effect.

         12. Titles of Articles and Sections. All titles or headings to articles, sections or other divisions of this Assignment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the content of such articles, sections or other divisions, such content being controlling as to the agreement between the parties hereto.

         13. Choice of Law. This Assignment shall be governed by and construed in accordance with the internal laws of the State of Louisiana.

         14. Counterparts. This Assignment may be separately executed in any number of counterparts, all of which when so executed shall be deemed to constitute one and the same Assignment.

         15. No Third Party Rights. This Assignment is for the sole and exclusive benefit of the parties hereto designated herein and no other person or entity (including any creditors of the parties hereto) shall under any circumstances be deemed to be a beneficiary of any of the rights, remedies, terms and provisions of this Assignment.

         16. Voluntary Agreement. Each party hereto has entered into this Assignment freely and voluntarily, without coercion, duress, distress, or undue influence by any other persons or their respective shareholders, directors, officers, partners, agents or employees.

         17. Advice From Counsel. Each party hereto understands that this Assignment may affect legal rights. Each party hereto represents to the other that it has received legal advice from counsel of its choice in connection with the negotiation and execution of this Assignment and is satisfied with its legal counsel and the advice received from it.

         18. Judicial Interpretation. Should any provision of this Assignment require judicial interpretation or construction, there shall be no presumption that the terms hereof shall be more strictly construed or interpreted against any party hereto by reason of the rule of construction that a document is to be construed more strictly against the party hereto who prepared the same.

         19. Attorneys' Fees. If any party hereto brings any judicial action or proceeding to enforce its rights under this Assignment, the prevailing party shall be entitled, in addition to any other remedy, to recover from the others, regardless of whether such action or proceeding is prosecuted to judgment, all costs and expenses, including without limitation reasonable attorneys' fees, incurred therein by the prevailing party.

         20. Termination. This Assignment and the license conveyed hereby shall terminate only upon the termination and release of the Completion Guarantees.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed on the day and year first above written.

Assignor:                         JAZZ CASINO COMPANY, L.L.C., a
                                  Louisiana limited liability
                                  company,

                                  By: /s/ Frederick W. Burford
                                    ---------------------------------
                                  Name: Frederick W. Burford
                                    ---------------------------------
                                  Title: President
                                    ---------------------------------


Assignees:                        HARRAH'S OPERATING COMPANY, INC.,
                                  a Delaware corporation

                                  By: /s/ George W. Loveland, II
                                    ---------------------------------
                                  Name: George W. Loveland, II
                                    ---------------------------------
                                  Title: Vice President
                                    ---------------------------------


                                  HARRAH'S ENTERTAINMENT, INC.,
                                  a Delaware corporation

                                  By: /s/ George W. Loveland, II
                                    ---------------------------------
                                  Name: George W. Loveland, II
                                    ---------------------------------
                                  Title: Vice President
                                    ---------------------------------

                                 ACKNOWLEDGMENT


STATE OF LOUISIANA


COUNTY/PARISH OF ORLEANS


                  BEFORE ME, the undersigned authority, on this day personally appeared Fred W. Burford, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the President of JAZZ CASINO COMPANY, L.L.C., a Louisiana limited liability company, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, in the capacity therein stated and as the act of said corporation.

                  Given under my hand and seal of office this 26th day of October, 1998.


                                            /s/ Frederick W. Burford
                                            -----------------------------------



                            /s/ Daniel E. Davillier
                   ------------------------------------------
                                  NOTARY PUBLIC
                          My Commission Expires: Life

                                 ACKNOWLEDGMENT


STATE OF NEW YORK


COUNTY/PARISH OF NEW YORK



                  BEFORE ME, the undersigned authority, on this day personally appeared George W. Loveland, II, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the Vice President of HARRAH'S OPERATING COMPANY, INC., a Louisiana corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, in the capacity therein stated and as the act of said corporation.

                  Given under my hand and seal of office this 29th day of October, 1998.



                                            -----------------------------------



                              /s/ Jorge Jacob Jose
                   ------------------------------------------
                                  NOTARY PUBLIC
                    My Commission Expires: November 25, 1998

                                 ACKNOWLEDGMENT


STATE OF NEW YORK


COUNTY/PARISH OF NEW YORK



                  BEFORE ME, the undersigned authority, on this day personally appeared George W. Loveland, II, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the Vice-President of HARRAH'S ENTERTAINMENT, INC., a Louisiana corporation, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, in the capacity therein stated and as the act of said corporation.

                  Given under my hand and seal of office this 29th day of October, 1998.



                                            -----------------------------------



                              /s/ Jorge Jacob Jose
                   ------------------------------------------
                                  NOTARY PUBLIC
                    My Commission Expires: November 25, 1998

                                   EXHIBIT "I"

                            DESCRIPTION OF CONTRACTS


1. Construction Agreement dated October 10, 1994 between Harrah's Jazz Company and Centex Landis Construction Co., Inc., as modified by that certain Settlement Agreement dated November 25, 1996 between Harrah's Jazz Company and Centex Landis Construction Co., Inc., and that certain Amendment to Settlement Agreement dated October 30, 1998 between Harrah's Jazz Company and Centex Landis Construction Co., Inc.

2. Close-In Agreement dated March 5, 1996 between Harrah's Jazz Company and Centex Landis Construction Co., Inc.

3. Design and Construction Agreement dated October 10, 1994 between Harrah's Jazz Company and Broadmoor, as modified by that certain Settlement Agreement dated October 15, 1996 between Harrah's Jazz Company and Broadmoor, and that certain Amendment to Settlement Agreement dated October 21, 1998 between Harrah's Jazz Company and Broadmoor.

4.       Design Agreement dated January 16, 1995 (and effective November 15,
         1994) between Harrah's Jazz Company and Perez Ernst Farnet/Modus, Inc., Architects and Planners, as modified by that certain Settlement Agreement dated April 25, 1997 between Harrah's Jazz Company and Perez Ernst Farnet/Modus, Inc., Architects and Planners.

5. Program Management Agreement between Harrah's Jazz Company and Foxcor/Pearson PMG, LLC, dated June 1, 1998.

6. Agreement dated May 21, 1997 between Harrah's Jazz Company and H.C. Designs, Inc.